                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                OCTOBER 21, 2004

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                     001-10435                 06-0633559
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                            06890
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

         On October 21, 2004, the Board of Directors of the Company adopted a resolution to decrease the number of directors from seven to six. The full text of the resolution is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Resolution of the Board of Directors of Sturm, Ruger & Company,
              Inc. adopted by the Board of Directors on October 21, 2004 to decrease the number of directors from seven to six.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     STURM, RUGER & COMPANY, INC.


                                     By:  /S/ THOMAS A. DINEEN
                                          --------------------------------------
                                          Name:   Thomas A. Dineen
                                          Title:  Principal Financial Officer,
                                                  Treasurer and Chief Financial
                                                  Officer

Dated: October 25, 2004

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